Exhibit 99.2

MICROBOT MEDICAL LTD.

FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2016

MICROBOT MEDICAL LTD.

BALANCE SHEETS

		As of September 30,		As of December 31,
		2016	2015	2015
	Note	Unaudited
ASSETS

Current assets
Cash and cash equivalents	3	$573,384	$295,345	$436,717
Other receivables and current assets	4	51,675	103,239	49,761

		625,059	398,584	486,478

Long term receivables		3,584	—	3,584

Fixed Assets, net	5	29,245	41,258	37,680

		$657,888	$439,842	$527,742

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)

Current liabilities
Trade accounts payable	6	$80,891	$39,972	$24,661
Other current liabilities	7	345,989	64,948	148,236

		426,880	104,920	172,897

Long term liabilities
Convertible loans from shareholders	8	976,563	—	419,099

Commitments	9

Shareholders’ equity (deficit)
Share capital	10	2,760	2,616	2,616
Additional paid-in capital		4,842,987	3,305,342	3,305,342
Receivables on account of shares		(255,750)	—	—
Accumulated deficit		(5,335,552)	(2,973,036)	(3,372,212)

		(745,555)	334,922	(64,254)

		$657,888	$439,842	$527,742

The accompanying notes are an integral part of the financial statements.

/s/ Harel Gadot	/s/ David Ben Naim
Harel Gadot - President and Chief Executive Officer	David Ben Naim - Chief Financial Officer

Date of approval: December 30, 2016

MICROBOT MEDICAL LTD.

STATEMENTS OF OPERATIONS

		Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
		2016	2015	2016	2015	2015
	Note	Unaudited		Unaudited
Research and development expenses, net	11	$602,575	$477,607	$340,051	$15,613	$822,759

General and administrative expenses	12	1,120,008	45,390	304,516	14,081	92,018

Operating loss		1,722,583	522,997	644,567	29,694	914,777

Financing expenses (income), net	13	240,757	(1,333)	7,333	7,647	6,063

Loss for the period		1,963,340	$521,664	$651,900	$37,341	$920,840

Basic and diluted loss per share (in USD)		(0.253)	(0.069)	(0.079)	(0.005)	(0.122)

Weighted average number of shares outstanding used in computing basic and diluted loss per share-in thousands		7,733	7,541	8,166	7,541	7,541

The accompanying notes are an integral part of the financial statements.

MICROBOT MEDICAL LTD.

STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

	Share Capital	Additional paid-in capital	Receivables on account of shares	Accumulated deficit	Total
Nine months ended September 30, 2016 (unaudited)
Balance - January 1, 2016	$2,616	$3,305,342	$—	$(3,372,212)	$(64,254)

Loss for the period	—	—	—	(1,963,340)	(1,963,340)
Conversion of convertible loan and exercise warrants issued upon conversion	144	862,256	(255,750)	—	606,650
Share based compensation	—	675,389	—	—	675,389

	—	—	—	—	—
Balance - September 30, 2016	$2,760	$4,842,987	$(255,750)	$(5,335,552)	$(745,555)

Three months ended September 30, 2016 (unaudited)
Balance - June 30, 2016	$2,616	$3,980,731	$—	$(4,683,652)	$(700,305)

Loss for the period	—	—	—	(651,900)	(651,900)
Conversion of convertible loan and exercise warrants issued upon conversion	144	862,256	(255,750)	—	606,650

Balance - September 30, 2016	$2,760	$4,842,987	$(255,750)	$(5,335,552)	$(745,555)

Nine months ended September 30, 2015 (unaudited)
Balance - January 1, 2015	$2,616	$3,305,342	$—	$(2,451,372)	$856,586

Loss for the period	—	—	—	(521,664)	(521,664)

Balance - September 30, 2015	$2,616	$3,305,342	—	$(2,973,036)	$334,922

Three months ended September 30, 2015 (unaudited)
Balance - June 30, 2015	$2,616	$3,305,342	$—	$(2,935,695)	$372,263

Loss for the period	—	—	—	(37,341)	(37,341)

Balance - September 30, 2015	$2,616	$3,305,342	—	$(2,973,036)	$334,922

Year ended December 31, 2015
Balance - January 1, 2015	$2,616	$3,305,342	$—	$(2,451,372)	$856,586

Loss for the year	—	—	—	(920,840)	(920,840)

Balance - December 31, 2015	$2,616	$3,305,342	$—	$(3,372,212)	$(64,254)

The accompanying notes are an integral part of the financial statements.

MICROBOT MEDICAL LTD.

STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	201 6	2015	2016	2015	2015
	Unaudited		Unaudited
CASH FLOWS – OPERATING ACTIVITIES:

Loss for the period	$(1,963,340)	$(521,664)	$(651,900)	$(37,341)	$(920,840)

Adjustments required to present cash flows from operating activities (Appendix A)	1,196,007	28,288	230,431	(50,994)	156,342

Net cash used for operating activities	(767,333)	(493,376)	(421,469)	(88,335)	(764,498)

CASH FLOWS – INVESTMENT ACTIVITIES

Investment in fixed assets	—	(1,525)	—	—	(1,525)

Net cash used for investment activities	—	(1,525)	—	—	(1,525)

CASH FLOWS – FINANCING ACTIVITIES:

Exercise of warrants	154,000	—	154,000	—	—
Receipt of convertible loans	750,000	—	—	—	412,494

Net cash generated by financing activities	904,000	—	154,000	—	412,494

Increase (decrease) in cash and cash equivalents	136,667	(494,901)	(267,469)	(88,335)	(353,529)

Cash and cash equivalents – beginning of year	436,717	790,246	840,853	383,680	790,246

Cash and cash equivalents – end of year	$573,384	$295,345	$573,384	$295,345	$436,717

The accompanying notes are an integral part of the financial statements.

MICROBOT MEDICAL LTD.

STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited		Unaudited
Appendix A - Adjustments required to present cash flows from operating activities:

Income and expense items not involving cash flows:

Depreciation	$8,435	$13,668	$2,666	$4,938	$17,246
Accumulated interest on convertible loans	260,114	—	27,124	—	6,605
Share-based compensation	675,389	—	—	—	—

	943,938	13,668	29,790	4,938	23,851

Changed in assets and liabilities:

Decrease (increase) in other receivables	(1,914)	10,972	(12,335)	(28,002)	60,865
Increase in trade payables	56,230	20,157	72,800	(4,202)	4,847
Increase (decrease) in other payables	197,753	(16,509)	140,176	(23,728)	66,779

	252,069	14,620	200,641	(55,932)	132,491

	$1,196,007	$28,288	$230,431	$(50,994)	$156,342

The accompanying notes are an integral part of the financial statements.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - GENERAL

A.	Description of business

Microbot Medical Ltd. (the “Company”) was incorporated and registered in Israel with the Registrar of Companies on November 10, 2010 and commenced its business operations in January 2011. The Company is engaged in the research and development of medical equipment.

On August 15, 2016, the Company entered into an agreement to merge with a wholly-owned subsidiary of StemCells, Inc., a Delaware corporation that is traded on NASDAQ. The merger was completed on November 28, 2016 and all Company securities were converted into the right to receive the securities of StemCells, Inc.

B.	Definitions

The Company	-	Microbot Medical Ltd

Related parties	-	as defined in Accounting Standards Codification 850 (ASC 850)

USD or $	-	the U.S. dollar.

NIS	-	New Israeli Shekel.

TRDF	-	Technion Research and Development Foundation

C.	Use of estimates

The preparation of financial statements in conformity with U.S GAAP requires management to make estimates and assumptions pertaining to transactions and matters whose ultimate effect on the financial statements cannot precisely be determined at the time of financial statements preparation. Although these estimates are based on management’s best judgment, actual results may differ from these estimates.

D.	Risk factors and Company’s business condition

To date the Company has not generated any revenues from its activities and has incurred substantial operating losses. Management expects the Company to continue to generate substantial operating losses and to continue to fund its operations primarily through utilization of its current financial resources and through additional raises of capital, however there can be no assurance that such additional funds will be available on terms acceptable to the Company or that the Company will not incur additional unforeseen costs or expenses. Such conditions raise substantial doubts about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments relating to the recoverability and classification of assets, carrying amounts or the amount and classification of liabilities that may be required should the Company be unable to continue as a going concern.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies applied in the preparation of the financial statements are as follows:

A.	Basis of presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont.)

B.	Financial statement in U.S. dollars

The functional currency of the Company is the U.S dollar (“dollar”) since the dollar is the currency of the primary economic environment in which the Company has operated and expects to continue to operate in the foreseeable future.

Transactions and balances denominated in dollars are presented at their original amounts. Transactions and balances denominated in foreign currencies have been re-measured to dollars in accordance with the provisions of ASC 830-10, “Foreign Currency Translation”.

All transaction gains and losses from re-measurement of monetary balance sheet items denominated in non-dollar currencies are reflected in the statement of operations as financial income or expenses, as appropriate.

C.	Cash and cash equivalents

Cash and cash equivalents consist of cash and demand deposits in banks, and other short-term liquid investments (primarily interest-bearing time deposits) with original maturities of less than three months.

D.	Fair value of financial instruments

The carrying values of cash and cash equivalents, other receivable and prepaid expenses, marketable equity securities loans and other accounts payable approximate their fair value due to the short-term maturity of these instruments.

E.	Fixed assets

Property and equipment are presented at cost, net of investment grants received and less accumulated depreciation. Depreciation is calculated based on the straight-line method over the estimated useful lives of the assets, at the following annual rates:

%
Research equipment and software	25-33
Leasehold improvements	10
Furniture and office equipment	7

F.	Related parties

Detailed disclosure has been provided regarding transactions with related parties as defined in Accounting Standards Codification 850 (ASC 850). See Note 14 regarding these transactions.

G.	Share premium

A premium representing additional paid-in capital due to shares on their nominal value (see Note 10).

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont.)

H.	Liabilities due to termination of employer-employee relations

The employees of the Company are included under Article 14 of the Severance Compensation Act, 1963 (“Article 14”) for a portion of their salaries. According to Article 14, these employees are entitled to monthly deposits made by the Company on their behalf with insurance companies.

Payments in accordance with Article 14 release the Company from any future severance payments (under the Severance Compensation Act, 1963) with respect of those employees. The aforementioned deposits are not recorded as an asset in the Company’s balance sheet, and there is no liability recorded as the Company does not have a future obligation to make any additional payments.

I.	Basic and diluted net loss per share

Basic loss per share is computed by dividing the net loss applicable to common stockholders by the weighted average number of shares of common stock outstanding during the year. Diluted loss per share is computed by dividing the net loss applicable to common stockholders by the weighted average number of common shares outstanding plus the number of additional common shares that would have been outstanding if all potentially dilutive common shares had been issued, using the treasury stock method, in accordance with ASC 260-10 “Earnings per Share”. Potentially dilutive common shares were excluded from the diluted loss per share calculation because they were anti-dilutive.

J.	Research and development expenses, net

Research and development expenses are charged to the statement of operations as incurred. Grants for funding of approved research and development projects are recognized at the time the Company is entitled to such grants, on the basis of the costs incurred and applied as a deduction from the research and development expenses.

K.	Convertible debentures

Proceeds from the sale of debt securities with a conversion feature are allocated to equity based on the intrinsic value of such conversion feature in accordance with ASC 470-20 “Debt with Conversion and Other Options”, with a corresponding discount on the debt instrument recorded in liabilities which is amortized in finance expense over the term of the loan.

Convertible notes with characteristics of both liabilities and equity are classified as either debt or equity based on the characteristics of its monetary value, with convertible notes classified as debt being measured at fair value, in accordance with ASC 480-10, “Accounting for Certain Financial instruments with Characteristics of both Liabilities and Equity”.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Cont.)

L.	Share-based compensation

The Company applies ASC 718-10, “Share-Based Payment,” which requires the measurement and recognition of compensation expenses for all share-based payment awards made to employees and directors including employee stock options under the Company’s stock plans based on estimated fair values.

ASC 718-10 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s statement of operations.

The Company recognizes compensation expenses for the value of non-employee awards based on the straight-line method over the requisite service period of each award, net of estimated forfeitures.

The Company estimates the fair value of stock options granted as equity awards using a Black-Scholes options pricing model. The option-pricing model requires a number of assumptions, of which the most significant are share price, expected volatility and the expected option term (the time from the grant date until the options are exercised or expire). Expected volatility is estimated based on volatility of similar companies in the technology sector. The Company has historically not paid dividends and has no foreseeable plans to issue dividends. The risk-free interest rate is based on the yield from governmental zero-coupon bonds with an equivalent term. The expected option term is calculated for options granted to employees and directors using the “simplified” method. Grants to non-employees are based on the contractual term. Changes in the determination of each of the inputs can affect the fair value of the options granted and the results of operations of the Company.

NOTE 3 - CASH AND CASH EQUIVALENTS

	As of September 30,		As of December 31,
	2016	2015	2015
	Unaudited
Cash	$573,384	$285,672	$426,992
Deposits	—	9,673	9,725

	$573,384	$295,345	$436,717

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 - OTHER RECEIVABLE AND CURRENT ASSETS

	As of September 30,		As of December 31,
	2016	2015	2015
	Unaudited
Government institutions	$15,628	$13,009	$9,820
Prepaid expenses	32,653	19,212	25,383
Shareholders	3,394	14,480	14,558
Grants receivable from chief scientist	—	56,538	—

	$51,675	$103,239	$49,761

NOTE 5 - FIXED ASSETS, NET

	As of September 30,		As of December 31,
	2016	2015	2015
	Unaudited
Cost:
Research equipment and software	$28,654	$28,654	$28,654
Furniture and office equipment	58,230	58,230	58,230
Leasehold improvements	4,649	4,649	4,649

	91,533	91,533	91,533

Accumulated Depreciation:
Research equipment and software	22,098	16,916	18,383
Furniture and office equipment	38,276	31,910	33,905
Leasehold improvements	1,914	1,449	1,565

	62,288	50,275	53,853

	$29,245	$41,258	$37,680

NOTE 6 - TRADE ACCOUNTS PAYABLE

	As of September 30,		As of December 31,
	2016	2015	2015
	Unaudited
Accounts payable	$79,239	$27,244	$24,533
Outstanding checks	1,652	12,728	128

	$80,891	$39,972	$24,661

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 7 - OTHER CURRENT LIABILITIES

	As of September 30,		As of December 31,
	2016	2015	2015
	Unaudited
Employees	$60,171	$23,107	$51,867
Government institution	15,183	11,748	18,231
Expenses payable*	198,916	30,093	68,266
Chief scientist	71,719	—	9,872

	$345,989	$64,948	$148,236

*	Including management fee of US$68,000 to MEDX as of September 30, 2016.

NOTE 8 - CONVERTIBLE LOANS FROM SHAREHOLDERS

A.	On October 8, 2015, the Company entered into a convertible loan agreement with several investors who were also existing shareholders. According to the loan agreement, the Company will receive an amount up to USD 500,000. The loan bears interest of 10%, and is converted to both equity shares and warrants of the Company.

The company concluded the conversion feature is not a Beneficial Conversion Feature pursuant to the provisions of ASC 470-20, “Debt with Conversion and Other Options”. Accordingly, the proceeds were recorded in liabilities in their entirety at the date of issuance.

On July 7, 2016 the outstanding principal and accrued interest were converted into 452,650 series A preferred shares, NIS 0.001 nominal value each and 409,750 warrants to purchase the Company’s series A preferred shares, NIS 0.001 nominal value each, at an exercise price of 1 dollar per share. The warrants were exercised in September 2016.

B.	On May 11, 2016 the Company signed a convertible note agreement with several investors who were also existing shareholders. According to the loan agreement, the Company received an amount of up to USD 750,000. The loan bears an interest at a fixed rate of 10% per annum beginning on the issuance date.

At maturity, all of the outstanding principal and accrued interest are converted into the Company’s ordinary shares subject to the conversion or default events specified in the loan agreement, based on a conversion price that represents a 20% discount on the Company’s valuation upon such default events. Furthermore, in the event of a reverse merger transaction or a qualified financing, each as defined in the promissory notes with respect to such loans, all of the outstanding principal and accrued interest shall be converted into the securities issued in the reverse merger or the qualified financing, as the case may be.

On November 28, 2016 the loan was converted into 772,705 ordinary shares, NIS 0.001 nominal value each. See also note 16.

The company concluded the value of the note is predominantly based on a fixed monetary amount known at the date of issuance as represented by the 20% discount on the Company’s valuation. Accordingly, the note was classified as debt and is measured at its fair value, pursuant to the provisions of ASC 480-10, “Accounting for Certain Financial instruments with Characteristics of both Liabilities and Equity”.

The fair value of the note is measured based on observable inputs as the fixed monetary value of the variable amount of shares to be issued upon conversion (level 2 measurement).

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 9 - COMMITMENTS

A.	Israeli Innovation Authority (formerly Office of the Chief Scientist)

The Company obtained from the Israeli Innovation Authority (IIA) grants for participation in research and development for the years 2013 through 2016, and, in return, the Company is obligated to pay royalties amounting to 3% of its future sales up to the amount of the grant. The grant is linked to the exchange rate of the dollar and bears interest of Libor per annum.

Through the period ended September 30, 2016, total grants obtained amounted to $893,673.

The refund of the grants is contingent upon the successful outcome of the Company’s research and development programs and the attainment of sales. The Company has no obligation to refund these grants, if sales are not generated. The financial risk is assumed completely by the Government of Israel. The grants are received from the Government on a project-by-project basis. If the project fails the Company has no obligation to repay any grant received for the specific unsuccessful or aborted project

B.	In June 2012, the Company received approval from the IIA for participation in research and development expenses of up to NIS 2,973,010 (USD 764,466). The IIA will participate in 50% of these expenses for the period from July 1, 2012 until April 30, 2014.

As of the date of the financial statements, the Company had received a refund for its participation in the amount of NIS 1,189,204 (USD 305,787).

C.	The Company signed an agreement with the Technion Research and Development Foundation (hereinafter “TRDF”) in June 2012 by which the TRDF transferred a global, exclusive, royalty-bearing license to the Company in accordance with the license agreement. As partial consideration for the license, the Company shall pay TRDF royalties on net sales (between 1.5%-3%) and on sublicense income as detailed in the agreement.

D.	In August 2014, the Company received approval from the IIA for participation in research and development expenses of up to NIS 3,594,082 (USD 924,166). The IIA will participate in 50% of these expenses for the period from May 1, 2014 until September 30, 2015.

As of the date of the financial statements, the Company had received a refund for its participation in the amount of NIS 1,554,156 (USD 400,143).

E.	On March 29, 2016, the Company’s program with the IIA was segregated into two separate programs, one for subcontractors outside of Israel and the other for all other expenses incurred in Israel.

With regard to the expenses incurred in Israel program, the Company received approval from the IIA for participation in research and development expenses of up to NIS 3,041,529 (USD 794,963). The IIA will participate in 60% of these expenses.

With regard to the expenses outside of Israel program, the Company received approval from the IIA for participation in research and development expenses of up to NIS 825,000 (USD 215,630). The IIA will participate in 30% of these expenses. As of the date of the financial statements, the Company had received a refund for its participation in the amount of NIS 725,826 (USD 187,743).

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 10 - SHARE CAPITAL

A.	Composition of share capital

	As of September 30,		As of December 31,
	2016	2015	2015
	Unaudited
Number of ordinary shares of NIS 0. 001 par value
Authorized	20,000,000	20,000,000	20,000,000

Issued and outstanding	4,541,500	4,541,500	4,541,500

	As of September 30,		As of December 31,
	2016	2015	2015
	Unaudited
Number of preferred A shares of NIS 0.001 par value
Authorized	4,000,000	4,000,000	4,000,000

Issued and outstanding	3,862,400	3,000,000	3,000,000

B.	Share capital developments

(1)	On November 10, 2010, the date of incorporation, the Company issued 800,000 ordinary shares, NIS 0.001 nominal value each, to its founders.

(2)	On February 6, 2012, the Company performed a recapitalization of the Company’s share capital by which the Company issued 3,565,000 ordinary shares, NIS 0.001 nominal value each, in accordance with the recapitalization.

a.	The Company allocated 1,021,410 ordinary shares, NIS 0.001 nominal value each, to TRDF in accordance with the recapitalization.

b.	The Company allocated 2,543,590 ordinary shares, NIS 0.001 nominal value each, to its founders in accordance with the recapitalization.

(3)	In June 2012, the Company allocated 135,000 ordinary shares, NIS 0.001 nominal value each, to TRDF as partial consideration for the transfer of an exclusive, royalty-bearing license in accordance with the license agreement.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 10 - SHARE CAPITAL (Cont.)

B.	Share capital developments (cont.)

(4)	On August 29, 2012, the Company received an investment of USD 1,500,000 from a number of investors in accordance with a share purchase agreement. In addition, the Company issued warrants in a ratio of 1:1 for the option to purchase the Company’s Series A preferred shares, NIS 0.001 nominal value each.

In 2013, the Company allocated 1,500,000 Series A preferred shares, NIS 0.001 nominal value each, to the investors.

In February 2014, the investors exercised the warrants for 1,500,000 series A preferred shares, NIS 0.001 nominal value each, for total consideration of USD 1,500,000.

(5)	Pursuant to the allocation of the Series A preferred shares in 2013, the Company allocated an additional 41,500 ordinary shares, NIS 0.001 nominal value each, to the TRDF in accordance with Company’s obligations as outlined in the license agreement in consideration for intellectual property received and in the framework of the anti-dilution rights issued.

C.	Employee share option grant

On September 2014, the Company’s Board of Directors approved a grant of 403,592 options to its CEO, through MEDX Venture Group. Each option is exercisable into an ordinary share of NIS 0.001 par value at an exercise price equal to fair market value at date of grant. The options were fully vested at the date of grant. As the exercise price of the options is nominal, the Company estimated the fair value of the options as equal to the Company’s share price of 0.8 USD as the date of grant.

On May 2, 2016 the Company’s board of directors approved a grant of 500,000 options to certain of its employees and consultants. Each option is exercisable into an ordinary share of NIS 0.001 par value at an exercise price equal to the share’s par value. The options were fully vested at the date of grant. As a result, the Company recognized share-based payment expenses in the amount of 675,389 USD included in general and administrative expenses.

As the exercise price of the options is nominal, the Company estimated the fair value of the options as equal to the Company’s share price of 1.35 USD as the date of grant.

NOTE 11 - RESEARCH AND DEVELOPMENT EXPENSES, NET

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited		Unaudited
Payroll and related expenses	$350,250	$345,802	$121,593	$109,933	$464,481
Materials	90,717	10,580	40,802	190	11,072
Patents	60,084	24,021	41,310	6,720	36,967
Office and maintenance	8,868	40,484	4,538	36,009	11,122
Rent	36,282	18,454	10,941	17,722	29,442
Professional services	131,935	251,852	119,511	25,737	364,638
Depreciation	3,715	5,239	1,220	2,191	6,600
Other	31,769	49,442	21,780	13,372	100,125

	713,620	745,874	361,695	211,874	1,024,147
Less grants received from chief scientist	(111,045)	(268,267)	(21,644)	(196,261)	(201,388)

	$602,575	$477,607	$340,051	$15,613	$822,759

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 12 - GENERAL AND ADMINISTRATIVE EXPENSES

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited		Unaudited
Professional services	$214,536	$5,488	$88,935	$1,337	$35,063
Legal fees	206,449	5,275	201,454	1,410	5,323
Travel	12,423	4,591	9,504	—	14,592
Depreciation	4,720	8,429	1,446	2,747	10,646
Other	6,491	21,607	3,177	8,587	26,394
Share based compensation	675,389	—	—	—	—

	$1,120,008	$45,390	$304,516	$14,081	$92,018

NOTE 13 - FINANCE EXPENSES, NET

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2016	2015	2016	2015	2015
	Unaudited		Unaudited
Bank fees and interest	$1,001	$518	$464	$80	$757
Exchange differences	(20,358)	(1,851)	(20,255)	7,567	(1,299)
Revaluation and interest on convertible loans	260,114	—	27,124	—	6,605

	$240,757	$(1,333)	$7,333	$7,647	$6,063

NOTE 14 - RELATED PARTIES

A.	L.S.A. Life Sciences Accelerator Ltd.

The Company and L.S.A. Life Sciences Accelerator Ltd. are related parties, within the definition of that term in ASC 830 as of September 30, 2016.

L.S.A. Life Sciences Accelerator Ltd. has a 20.74% holding in the Company’s share capital as of September 30, 2016.

B.	The Technion R&D Foundation Ltd.

The Technion R&D Foundation Ltd. holds 13.9% of the Company’s total share capital as of September 30, 2016.

C.	MEDX Ventures Group LLC

1.	The Company and the MEDX Ventures Group LLC are related parties, within the definition of that term in ASC 830.

MEDX provides managing services in consideration of 17,000 USD per month.

2.	The MEDX Ventures Group LLC holds 14.94% of the Company’s total share capital as of September 30, 2016.

MICROBOT MEDICAL LTD.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 15 - TAXES ON INCOME

A.	The Company is taxed according to Israeli tax laws:

1.	Corporate tax rates in Israel

The Israeli corporate tax rate was 26.5% and 25% in the years 2015 and 2016 and onwards.

2.	The entity is still in its development stage and has not yet generated revenues, therefore, it is more likely than not that sufficient taxable income will not be available for the tax losses to be utilized in the future. Therefore, a valuation allowance was recorded to reduce the deferred tax assets to its recoverable amounts.

	As of September 30,		As of December 31,
	2016	2015	2015
	In thousands		In thousands
	Unaudited
Deferred tax assets:
Deferred taxes due to carryforward losses	$1,067	$739	$844

	1,067	739	844

Valuation allowance	(1,067)	(739)	(844)

Net deferred tax asset	$—	$—	$—

NOTE 16 - SUBSEQUENT EVENTS

On August 15, 2016, the Company entered into agreement to merge with a wholly owned subsidiary of StemCells Inc., a Delaware corporation that is traded on NASDAQ. The merger was completed on November 28, 2016 and all Company securities were converted into the rights receive securities of StemCells, Inc.

On November 28, 2016, the convertible loans which were received in May 2016 were converted into the Company’s Series A preferred shares.